UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  June 15, 2005

(Date of earliest event reported)

ACCURIDE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32483	61-1109077
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle
Evansville, Indiana 47715
(Address of principal executive offices, including zip code)

(812) 962-5000
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On June 15, 2005, Accuride Corporation issued the press release attached hereto as Exhibit 99.1, announcing the completion of its notes exchange offer.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release of Accuride Corporation, dated June 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2005

ACCURIDE CORPORATION

By:	/s/ John R. Murphy
	Name:	John R. Murphy
	Title:	Executive Vice President-Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated June 15, 2005, entitled “Accuride Corporation Announces Completion of Notes Exchange Offer.”